                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               AMENDMENT TO REPORT
                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                             The Todd-AO Corporation
             (Exact name of registrant as specified in its charter)

                                 File No. 0-1461

                                 AMENDMENT NO. 1



       The undersigned registrant hereby amends the following items of its Form 8-K, dated March 31, 1995 as set forth in the pages attached hereto.

7(a).  Financial statements of Chrysalis Television Facilities Limited.

7(b). Pro Forma financial information combining The Todd-AO Corporation and Chrysalis Television Facilities Limited.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 29, 1995


                                            THE TODD-AO CORPORATION
                                        ------------------------------

                                              /s/  Silas R. Cross
                                        ------------------------------
                                                Silas R. Cross
                                           Principal Accounting Officer

                             THE TODD-AO CORPORATION

                                    Item 7(a)

         Financial Statements of Chrysalis Television Facilities Limited

I.   For the years ended August 31, 1994, 1993, and 1992 (Audited)

     (a)  Directors' Report.
     (b)  Statement of directors' responsibilities.
     (c)  Auditors' Report.
     (d) Profit and loss accounts for the years ended August 31, 1994, 1993 and 1992.
     (e)  Balance sheet as at August 31, 1994, 1993 and 1992.
     (f)  Notes to Financial Statements.

II.  For the six months ended February 28, 1995 and 1994 (Unaudited)

     (a)  Balance Sheet as of February 28, 1995.
     (b) Profit and loss accounts for the six months ended February 28, 1995 and 1994.

               CHRYSALIS TELEVISION FACILITIES
               LIMITED

               DIRECTORS' REPORT AND FINANCIAL STATEMENTS

               31 AUGUST 1994

               Registered Number 981201

CHRYSALIS TELEVISION FACILITIES LIMITED

Directors' report and financial statements


CONTENTS                                            PAGE

Directors' report                                   1

Statement of directors' responsibilities            3

Auditors' report                                    4

Profit and loss account                             5

Balance sheet                                       6

Notes                                               8

CHRYSALIS TELEVISION FACILITIES LIMITED

Directors' report


The directors present their annual report and the audited financial statements for the year ended 31 August 1994.

PRINCIPAL ACTIVITY, TRADING REVIEW AND FUTURE DEVELOPMENTS

The principal activity of the company is the provision of television facility and transmission services.

The profit and loss account is set out on page 5 and shows the profit for the year after taxation together with the accumulated losses carried forward.

The directors do not recommend the payment of a dividend for the year under review.

SIGNIFICANT CHANGES IN FIXED ASSETS

The principal changes in the company's fixed assets are stated in notes 7 and 8 to the financial statements.

DIRECTORS

The directors who held office during the year were as follows:

CN Wright
CN Spurgeon
GJ Hall
NR Watkins          (resigned 28 September 1993)
SR Stephens         (resigned 18 March 1994)
MJ Pilsworth        (appointed 28 September 1993)

At 31 August 1994 CN Wright and M Pilsworth were also directors of the ultimate parent company Chrysalis Group PLC and their share interest are stated in the directors' report of that company.

No other directors had any interest in any group undertaking execept CN Spurgeon, S Stephen and GJ Hall who each had options to acquire 5,000 (1993:
10,000), 10,000 (1993: 10,000) and 40,000 (1993: 25,000) ordinary 10p shares respectively in Chrysalis Group PLC at 31 August 1994.

CHRYSALIS TELEVISION FACILITIES LIMITED

Directors' report


AUDITORS

Our auditors KPMG have informed us that they will practice under the name of KPMG with effect from 6 February 1995.




By order of the board

/s/ CR Potterell

CR POTTERELL
SECRETARY                                                           London House
                                                                 53/54 Haymarket
                                                                          London
                                                                        SW1Y 4RP

                                                              28th February 1995

CHRYSALIS TELEVISION FACILITIES LIMITED

Statement of directors' responsibilities


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that year. In preparing those financial statements, the directors are required to:

- -    select suitable accounting policies and then apply them consistently;

- -    make judgements and estimates that are reasonable and prudent;

- -    state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

- -    prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have a general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities

[LOGO]
          PO Box 695
          8 Salisbury Square
          London
          London EC4Y 8BB




Auditors' report to the members of Chrysalis Television Facilities Limited



We have audited the financial statements on pages 5 to 14.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 August 1994 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ KPMG

KPMG                                                            28 February 1995
CHARTERED ACCOUNTANTS
REGISTERED AUDITORS

Chrysalis Television Facilities Limited

Profit and loss account
FOR THE YEAR ENDED 31 AUGUST 1994


                                    NOTE               1994             1993
                                                          L                L

TURNOVER                               2          5,996,693        4,911,959
Cost of sales                                    (3,695,010)      (3,038,710)
                                                 ----------       ----------
GROSS LOSS                                        2,301,683        1,873,249
Distribution costs                                 (533,302)        (473,155)
Administrative expenses                          (1,164,928)      (1,004,901)
                                                 ----------       ----------
TRADING PROFIT                                      603,453          395,193
Rent receivable                                      51,686           35,615
Interest payable                       3           (334,826)        (319,029)
                                                 ----------       ----------
PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                        4            320,313          111,779
Taxation                               6                  -                -
                                                 ----------       ----------
PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                      320,313          111,779
Accumulated losses brought forward               (1,586,896)      (1,698,675)
                                                 ----------       ----------
ACCUMULATED LOSSES CARRIED FORWARD               (1,266,583)      (1,586,896)
                                                 ----------       ----------
                                                 ----------       ----------

The notes on pages 8 to 15 form part of these financial statements.

Chrysalis Television Facilities Limited

Balance sheet
AT 31 AUGUST 1994


                                                                NOTE                    1994                           1993
                                                                                  L              L              L              L
FIXED ASSETS
Tangible fixed assets                                              7                     5,365,561                     4,834,012
Investments                                                        8                        41,562                        38,876
                                                                                        ----------                    ----------
                                                                                         5,407,123                     4,872,888
CURRENT ASSETS
Stock                                                              9         60,095                        79,477
Debtors                                                           10      1,520,086                     1,225,555
Cash at bank and in hand                                                     75,686                        63,961
                                                                        -----------                   -----------
                                                                          1,655,867                     1,368,993
CREDITORS: amounts falling due within one year                    11     (5,277,205)                   (5,122,004)
                                                                        -----------                   -----------
NET CURRENT LIABILITIES                                                                 (3,621,338)                   (3,753,011)
                                                                                       -----------                   -----------
TOTAL ASSETS LESS CURRENT LIABILITIES                                                    1,785,785                     1,119,877

CREDITORS: amounts falling due after more than one year           12                      (978,637)                     (633,042)
                                                                                       -----------                   -----------
                                                                                           807,148                       486,835
                                                                                       -----------                   -----------
                                                                                       -----------                   -----------

CAPITAL AND RESERVES
Called up share capital                                           14                     1,600,000                     1,600,000
Share premium account                                                                      473,731                       473,731
Profit and loss reserve                                                                 (1,266,583)                   (1,586,896)
                                                                                       -----------                   -----------
                                                                                           807,148                       486,835
                                                                                       -----------                   -----------
                                                                                       -----------                   -----------


These financial statements were approved by the board of directors on 28th February 1995 and were signed on its behalf by:

/s/ CN Wright
CN WRIGHT
DIRECTOR


The notes on pages 8 to 15 form part of these financial statements.

CHRYSALIS TELEVISION FACILITIES LIMITED

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

There were no recognised gains or losses other than the profit for the year.

NOTE OF HISTORICAL COST PROFITS AND LOSSES

Historical cost profits and losses are as shown in the profit and loss account for the year.

RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                 1995           1994
                                                    L              L
Shareholders' funds brought forward           486,835        375,056
Profit during the year                        320,313        111,779
                                           ----------      ----------
SHAREHOLDERS' FUNDS CARRIED FORWARD           807,148        486,835
                                           ----------      ----------
                                           ----------      ----------


CHRYSALIS TELEVISION FACILITIES LIMITED

NOTES
(FORMING PART OF THE FINANCIAL STATEMENTS)

1    ACCOUNTING POLICIES

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

     BASIS OF PREPARATION

     The financial statements have been prepared in accordance with FRS 3 Reporting Financial Performance.

     TURNOVER

     Turnover represents sales to customers at invoiced amounts less value added tax.

     DEPRECIATION

     Depreciation is provided to write off the cost, less estimated residual values, of all fixed, over their estimated useful lives. It is calculated on a straight line basis at the following annual rates:


     Freehold buildings                         -   1% or 2%
     Leasehold property and specialised wiring  -   Over the unexpired term of
                                                    lease
     Plant and equipment                        -   20% or 33 1/3%
     Fixtures and fittings                      -   20% or 33 1/3%
     Motor vehicles                             -   20%

     STOCK

     Stock and work in progress are valued at the lower of cost and net realisable value.


     DEFERRED TAXATION

     Deferred taxation using the liability method is provided in respect of all timing differences to the extent that it is probable that a liability or asset will crystallise.

     LEASES

     Operating lease rentals are charged to the profit and loss account as incurred.

     Assets acquired under finance leases or hire purchase contracts are included in fixed assets. The capital element of future obligations under these agreements is included in creditors and the interest element is charged to the profit and loss account over the life of the agreement.

     PENSION COSTS

     Pension relating to current and past service are funded by annual contributions to one of the two sections of the group pension scheme. Contributions to the scheme are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the company. The contributions to the defined benefits section are determined by a qualified actuary on the basis of triennial valuations using the attained age method.

CHRYSALIS TELEVISION FACILITIES LIMITED


2    ANALYSIS OF TURNOVER BY MARKET


                                                   1994           1993
                                                      L              L
United Kingdom                                5,802,227      4,888,844
USA                                             194,466         23,115
                                              ----------     ----------

                                              5,996,693      4,911,959
                                              ----------     ----------
                                              ----------     ----------


3    INTEREST PAYABLE


                                                    1994          1993
                                                       L             L
Bank loans and overdraft repayable
within five years                                 30,593           235
Group undertaking                                225,822       191,777
Other loans                                       10,051        10,051
Finance leases                                    68,360       116,966
                                               ----------     ----------

                                                 334,826       319,029
                                               ----------     ----------
                                               ----------     ----------


4    PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                     1994         1993
                                                        L            L

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
IS STATED AFTER CHARGING/(CREDITING)
Depreciation                                    1,495,857      921,461
(Profit)/loss on disposal of fixed assets          (7,144)         644
Staff costs (note 5)                            1,709,376    1,521,386
Auditors remuneration - audit                       8,500        8,000
                      - other                       1,044          823
Hire of plant and equipment                         6,392        8,230
Lease rentals - plant and equipment                33,342       52,931
              - land and buildings                160,000      154,000
                                                ----------   ----------
                                                ----------   ----------


Depreciation includes L434,556 (1993: L368,310) in respect of assets held under finance leases.

CHRYSALIS TELEVISION FACILITIES LIMITED


5    STAFF COSTS


                                                              1994         1993
                                                                 L            L
     Staff costs (including the directors) consist of:

     Wages and salaries                                  1,514,698    1,357,397
     Social security costs                                 155,312      147,839
     Other pension costs                                    39,366       16,150
                                                        ----------   ----------
                                                         1,709,376    1,521,386
                                                        ----------   ----------
                                                        ----------   ----------


The average weekly number of employees (including the directors) during the year was as follows:


                                                             1994          1993
     Production                                                57            56
     Distribution and marketing                                10            12
     Administration and management                              8             7
                                                        ----------   ----------
                                                               75            75
                                                        ----------   ----------
                                                        ----------   ----------


                                                                L             L
     Directors' emoluments:
     Management remuneration, pension contributions       146,463       105,205
                                                        ----------   ----------
                                                        ----------   ----------

     Emoluments (excluding pension constribution) of:
     Highest paid director                                102,908        54,792
                                                        ----------   ----------
                                                        ----------   ----------

The emoluments, excluding pension contributions, of the directors were within the following ranges:


L0       - L5,000                                               4             3
L35,001  - L40,000                                              1            --
L40,001  - L45,000                                              --            1
L45,001  - L50,000                                              --           --
L50,001  - L55,000                                              --            1
L100,001 - L105,000                                              1           --
                                                        ----------   ----------
                                                        ----------   ----------


Notes (CONTINUED)

CHRYSALIS TELEVISION FACILITIES LIMITED


6    TAXATION

     No tax charge arises in the year, due to the surrender of tax losses from other group companies for no consideration.


7    TANGIBLE FIXED ASSETS


                                     Freehold          Short          Plant        Fixture          Motor          Total
                                     property      leasehold            and       fittings       vehicles
                                                    property      equipment            and
                                                                                    office
                                                                                  computer
                                                                                 equipment
                                            L              L              L              L              L              L
     COST OR
     VALUATION
     At 1 September
     1993                           1,217,152        729,719      5,862,025        433,819         68,968      8,311,683
     Additions                             --             --      2,110,425        158,162             --      2,268,587
     Disposals                             --             --       (596,182)       (35,688)       (35,093)      (666,963)
                                   ----------     ----------     ----------     ----------     ----------     ----------

     At 31 August
     1994                           1,217,152        729,719      7,376,268        556,293         33,875      9,913,307
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------

     DEPRECIATION
     At 1 September
     1993                             184,341        285,947      2,829,296        146,784         31,303      3,477,671
     On disposals                          --             --       (364,660)       (35,688)       (25,434)      (425,782)
     Charge for year                   48,432         30,430      1,288,876        118,715          9,404      1,495,857
                                   ----------     ----------     ----------     ----------     ----------     ----------

     At 31  August
     1994                             232,773        316,377      3,753,512        229,811         15,273      4,547,746
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------

     NET BOOK VALUE
     At 31 August
     1994                             984,379        413,342      3,622,756        326,482         18,602      5,365,561
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------

     At August 1993                 1,032,811        443,772      3,032,729        287,035         37,665      4,834,012
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------



     Tangible assets of net book value include L1,239,299 (1993: L1,076,262) in respect of assets held under hire purchase contracts and finance leases.

     At 31 August 1994 capital expenditure authorised but not contracted in the financial statements amounted to Lnil (1993: L1,148,000).

CHRYSALIS TELEVISION FACILITIES LIMITED

8    INVESTMENTS

     Investments, all of which are unlisted include L41,562 (1993: L38,876) for endowment assurance premiums paid in respect of a policy secured on the lives of two former directors, which is charged to secure the mortgage loan referred to in note 12.

9    STOCK


                                                          1994            1993
                                                             L               L

     Tape stock                                         55,095          74,477
     Consumables                                         5,000           5,000
                                                    ----------      ----------
                                                        60,095          79,477
                                                    ----------      ----------
                                                    ----------      ----------


10   DEBTORS: FALLING DUE WITHIN ONE YEAR


                                                          1994            1993
                                                             L               L

     Trade debtors                                   1,134,055         913,224
     Amounts owed by group undertakings                180,674          41,285
     Amounts owed by associated undertakings               176          21,405
     Other debtors                                       5,057         118,085
     Prepayments and accrued income                    200,124         131,556
                                                    ----------      ----------
                                                     1,520,086       1,225,555
                                                    ----------      ----------
                                                    ----------      ----------

11   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR


                                                          1994            1993
                                                             L               L

     Bank loans and overdrafts                         654,544              --
     Trade creditors                                   345,210       1,761,765
     Finance lease creditors                           645,736         523,870
     Amounts owed to group undertakings              2,874,880       2,539,647
     Creditors for taxation and social security        217,668          34,835
     Other creditors                                    35,577          41,140
     Accruals and deferred income                      503,590         220,747
                                                    ----------      ----------
                                                     5,277,205       5,122,004
                                                    ----------      ----------
                                                    ----------      ----------

CHRYSALIS TELEVISION FACILITIES LIMITED

12   CREDITORS FALLING DUE AFTER MORE THAN ONE YEAR


                                                          1994            1993
                                                             L               L

     Bank loan                                         490,886              --
     Obligations under finance leases                  394,251         448,742
     Mortgage loan                                      93,500          93,500
     Accruals and deferred income                           --          90,800
                                                    ----------      ----------
                                                       978,637         633,042
                                                    ----------      ----------
                                                    ----------      ----------


     Amounts falling due after more than one year are analysed as follows:


                                               1-2            2-5           Over
                                             years          years        5 years          Total
                                                 L              L              L              L

     Bank loan                             490,836             --             --        490,836
     Obligations under finance
     leases and hire purchase              394,251             --             --        394,251
     Mortgage loan                              --             --         93,500         93,500
                                        ----------     ----------     ----------     ----------
                                           885,137             --         93,500        978,637
                                        ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------

13   PROVISIONS FOR LIABILITIES AND CHARGES


     DEFERRED TAXATION AT 33%

                                                  1994                          1993
                                        Unprovided       Provided     Unprovided       Provided
                                       in accounts    in accounts    in accounts    in accounts
                                                 L              L              L              L

Accelerated capital
allowances                                      --             --         73,239             --
                                        ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------


CHRYSALIS TELEVISION FACILITIES LIMITED

14   SHARE CAPITAL


                                                                            1994           1993
                                                                               L              L

     Ordinary shares of L1 each                                          100,000        100,000
     Redeemable ordinary shares of L1 each                             1,500,000      1,500,000
                                                                      ----------     ----------
                                                                       1,600,000      1,600,000
                                                                      ----------     ----------
                                                                      ----------     ----------


     The redeemable ordinary L1 shares may be redeemed at three months notice and in any event by 31 December 2020.


15   OPERATING LEASE COMMITTMENTS


                                              1994                          1993
                                                 L              L              L              L

     LEASES WHICH EXPIRE:
     Over 5 years                          160,000             --        160,000             --
                                        ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------



     Leases of land and buildings are subject to regular rent reviews.


16   PENSION COSTS

     The UK group operates both a defined contribution pension scheme and a defined benefits pension scheme. The assets of the scheme are held separately from those of the group, being invested with fund managers.

     Further details of the scheme, including details of the latest actuarial valuation for the defined benefits pension scheme, are given in the financial statements of Chrysalis group PLC, the ultimate parent company.


17   CASH FLOW STATEMENT

     The company is exempt from the requirements to Financial Reporting Standard No.1, as it is a wholly owned subsidiary of Chrysalis Group PLC.


18   ULTIMATE PARENT COMPANY

     At 31 August 1994, the ultimate parent company was Chrysalis Group PLC, which is registered in England and Wales. The accounts of this company may be obtained from The Secretary, Chrysalis Group PLC, The Chrysalis Building, Bramley Road, London W10 6SP.

                The page which follows does not form part of the
                  statutory financial statements of the company

CHRYSALIS TELEVISION FACILITIES LIMITED

Detailed profit and loss account
FOR THE YEAR ENDED 31 AUGUST 1994


                                                            1994                          1993
                                                      L              L              L              L

TURNOVER
Editing                                                      1,575,048                     1,015,545
Telecine                                                        82,251                        87,545
VTR                                                          1,480,798                     1,223,017
Lines                                                           47,996                        51,065
Tapes                                                          417,285                       388,452
Transmission & studio                                        2,299,410                     2,023,423
Graphics                                                        41,302                         5,166
General                                                         52,603                       117,746
                                                            ----------                    ----------
                                                             5,996,693                     4,911,959
                                                            ----------                    ----------
                                                            ----------                    ----------

COST OF SALES
Opening stock                                    74,477                        45,111
Purchases                                       392,376                       464,386
Transmission costs                              232,892                       244,121
Pension costs                                    21,414                         3,450
Sub-contract                                    397,042                       397,007
Wages                                         1,257,588                     1,134,223
Repairs to equipment                            148,899                       131,961
Depreciation                                  1,232,561                       692,284
Loss/(profit on disposal of fixed asset)         (7,144)                          644
                                             ----------                    ----------
                                              3,750,105                     3,113,187
Less: closing stock                             (55,095)                      (74,477)
                                             ----------                    ----------
                                                            (3,695,010)                   (3,038,710)
                                                            ----------                    ----------
GROSS PROFIT                                                 2,301,683                     1,873,249

Distribution costs (schedule 1)                 533,302                       473,155
Administrative expenses (schedule 1)          1,164,928                     1,004,901
                                             ----------                    ----------
                                                            (1,698,230)                   (1,478,056)
                                                            ----------                    ----------
                                                               603,453                       395,193
Rents receivable                                 51,686                        35,615
                                             ----------                    ----------
                                                                51,686                        35,615
                                                            ----------                    ----------
Carried forward                                                655,139                       430,808


CHRYSALIS TELEVISION FACILITIES LIMITED

Detailed profit and loss account
FOR THE YEAR ENDED 31 AUGUST 1994


                                                            1994                          1993
                                                      L              L              L              L

BROUGHT FORWARD                                                655,139                       430,808

Interest payable
Bank loans and overdrafts                        30,593                           235
Group company                                   225,822                       191,777
Other loan                                       10,051                        10,051
Lease purchase                                   68,360                       116,966
                                             ----------                    ----------
                                                              (344,826)                     (319,029)
                                                            ----------                    ----------
PROFIT ON ORDINARY ACTIVITIES                                  320,313                       111,779
                                                            ----------                    ----------
                                                            ----------                    ----------


CHRYSALIS TELEVISION FACILITIES LIMITED

Detailed profit and loss account
FOR THE YEAR ENDED 31 AUGUST 1994


                                                   1994           1993
                                                      L              L

SCHEDULE  1
DISTRIBUTION COSTS
Directors remuneration                          139,213         97,955
Pension costs                                     9,558          7,250
Salaries                                        129,594        153,211
Sales commission                                  9,516          6,788
Carriage                                         16,426         36,458
Travel and entertaining                         107,237        125,695
Motor expenses                                    5,734          9,403
Depreciation                                      6,604          7,350
Advertising and marketing                        75,420         46,893
Discounts allowed                                     -            152
Bad debts                                        34,000        (18,000)
                                             ----------     ----------
                                                533,302        473,155
                                             ----------     ----------
                                             ----------     ----------


ADMINISTRATIVE EXPENSES
Corporate charge                                 24,000         26,000
Salaries                                        143,615        119,847
Pension costs                                     8,394          5,450
Rent and rates                                  253,925        198,827
Light and heat                                   90,578         88,999
Repairs and renewals                             73,663         70,475
Telephone and pager                              40,712         48,328
Printing, postage and stationery                 25,195         24,514
Insurance                                        43,704         25,481
Leasing of equipment                              6,392          5,772
Motor expenses                                    1,966            716
Depreciation and amortisation                   256,692        221,827
Audit and accountancy                             9,544         10,248
Legal and professional                           59,820         49,556
Bank charges                                     20,558            415
Cleaning                                         28,898         29,020
General                                          21,795         22,688
Security                                         55,480         58,441
Discount received                                    (3)        (1,703)
                                             ----------     ----------
                                              1,164,928      1,004,901
                                             ----------     ----------
                                             ----------     ----------


 [KMPG Peat Marwick LOGO]







                        CHRYSALIS TELEVISION FACILITIES
                                     LIMITED
                 DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED 31 AUGUST 1993

                           Registered number 981201

  CHRYSALIS TELEVISION FACILITIES LIMITED



Directors' report and financial statements



CONTENTS                                           PAGE

Directors' report                                     1

Statement of directors' responsibilities              3

Auditors' report                                      4

Profit and loss account                               5

Balance sheet                                         7

Notes                                                 8

  CHRYSALIS TELEVISION FACILITES LIMITED

Directors' report

The directors present their report together with the audited financial statements for the year ended 31 August 1993.

PRINCIPAL ACTIVITIES, TRADING REVIEW AND FUTURE DEVELOPMENTS

The principal activity of the company is the provision of television facility and transmission services.

The profit and loss account is set out on page 5 and shows the profit for the year after taxation, together with the accumulated losses carried forward.

The directors do not recommend the payment of a dividend for the year under review.

SIGNIFICANT CHANGES IN FIXED ASSETS

The principal changes in the company's fixed assets are stated in notes 7 and 8 to the financial statements.

DIRECTORS

The directors of the company during the year were:

CN Wright       (appointed 12 May 1993)
CN Spurgeon
GJ Hall
NR Watkins      (resigned 28 September 1993)
SR Stephens
MJ Pilsworth    (appointed 28 September 1993)

At 31 August 1993 and 31 August 1992, NR Watkins and CN Wright were also directors of the ultimate parent company, Chrysalis Group PLC and their share interests are stated in the directors' report of that company.

No other directors had any interest in any group undertaking except CN Spurgeon and GJ Hall who each had options to acquire 10,000 (1992: 10,000) and 25,000 (1992: 10,000) ordinary 10p shares respectively in Chrysalis Group PLC at 31 August 1993.

  CHRYSALIS TELEVISION FACILITIES LIMITED

AUDITORS

In accordance with S386(1) of the Companies Act 1985 an elective resolution has been passed such that KPMG Peat Marwick remain as auditors without the need for annual reappointment.

By order of the board


/s/ CR Potterell

CR POTTERELL                                                       London House
Secretary                                                       53-54 Haymarket
                                                                        London
                                                                      SW1Y 4RP

                                                                   24/2/  1994

  CHRYSALIS TELEVISION FACILITIES LIMITED

Statement of directors' responsibility

Company law requires the directors to prepare financial statements for each financial year which give a true and fair of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- -    select suitable accounting policies and then apply them consistently;

- -    make judgements and estimates that are reasonable and prudent;

- -    state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

- -    prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

[KPMG Peat Marwick LETTERHEAD]






Auditors' report to the members of Chrysalis Television Facilities Limited

We have audited the financial statements on pages 5 to 14.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 August 1993 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.




KPMG PEAT MARWICK

CHARTERED ACCOUNTANTS                                              17 March 1994
REGISTERED AUDITORS

  CHRYSALIS TELEVISION FACILITIES LIMITED

Profit and loss account
FOR THE YEAR ENDED 31 AUGUST 1993

                                         Note       1993          1992
                                                    L             L
TURNOVER                                 2     4,911,959     3,343,409
Cost of sales                                 (3,038,710)   (2,426,760)

                                             -----------   -----------

GROSS PROFIT                                   1,873,249       916,649
Distribution costs                              (473,155)     (418,205)
Administrative expenses                       (1,004,901)     (982,486)

                                             -----------   -----------

TRADING PROFIT                                   395,193      (484,042)
Rent receivable                                   35,615       108,258
Interest payable                         3      (319,029)     (461,883)

                                             -----------   -----------

PROFIT ON ORDINARY ACTIVITIES
   BEFORE TAXATION                       4       111,779      (837,667)
Taxation credit on loss on
    ordinary activities                  6             -       116,633

                                             -----------   -----------
Profit on ordinary activities
   after taxation                                111,779      (721,034)

Accumulated losses brought forward            (1,698,675)     (977,641)

                                             -----------   -----------

ACCUMULATED LOSSES CARRIED FORWARD            (1,586,896)   (1,698,675)

                                             -----------   -----------
                                             -----------   -----------

The notes on pages 8 to 14 form part of these financial statements.

  CRYSALIS TELEVISION FACILITIES LIMITED

FOR THE YEAR ENDED 31 AUGUST 1993


STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

There were no recognised gains or losses other than the result for the year.


NOTE OF HISTORICAL COST PROFITS AND LOSSES

Historical cost profits and losses are as shown in the profit and loss account for the year.


RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                        1993           1992
                                                          L              L
     Shareholders' funds brought forward             375,056      1,096,090
     Profit / (loss) retained in the year            111,779       (721,034)

                                                  ----------     ----------
     Shareholders' funds carried forward             486,835        375,056
                                                  ----------     ----------
                                                  ----------     ----------

  CHRYSALIS TELEVISION FACILITIES LIMITED

Balance sheet
AT 31 AUGUST 1993
                           NOTE            1993                  1992
                                         L          L           L           L
FIXED ASSETS
Tangible assets            7                  4,834,012               4,097,047
Investments                8                     38,876                  36,190

                                           ------------            ------------
                                              4,872,888               4,133,237
CURRENT ASSETS
Stock                      9          79,477                 50,111
Debtors                   10       1,225,555              1,376,163
Cash at bank and in hand              63,961                    940

                                ------------           ------------
                                   1,368,993              1,427,214
CREDITORS:  AMOUNTS
   FALLING DUE WITHIN
   ONE YEAR               11      (5,122,004)            (4,329,815)

                                ------------           ------------

NET CURRENT LIABILITIES                      (3,753,011)             (2,902,601)

                                          --------------         --------------

TOTAL ASSETS LESS
    CURRENT LIABILITIES                       1,119,877               1,230,636
CREDITORS:  AMOUNTS
   FALLING DUE AFTER
   MORE THAN ONE YEAR     12                   (633,042)               (855,580)

                                           ------------            ------------
                                                486,835                 375,056

                                           ------------            ------------
                                           ------------            ------------

CAPITAL AND RESERVES
Called up share capital   14                  1,600,000               1,600,000
Share premium account                           473,731                 473,731
Profit and loss account                      (1,586,896)             (1,698,675)

                                           ------------            ------------
                                                486,835                 375,056

                                           ------------            ------------
                                           ------------            ------------

The notes on pages 8 to 14 form part of these financial statements.

These financial statements were approved by the board of directors on 25/4/ 1994 and were signed on its behalf by:


CN SPURGEON           /s/ CN Spurgeon
DIRECTOR

  CHRYSALIS TELEVISION FACILITIES LIMITED

Notes
(FORMING PART OF THE FINANCIAL STATEMENTS)

1           ACCOUNTING POLICIES

            BASIS OF ACCOUNTING

            The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards. The following principal accounting policies have been applied:

            BASIS OF PRESENTATION

            The financial statements are presented in accordance with FRS 3 "Reporting Financial Performance".

            TURNOVER

            Turnover represents sales to customers at invoiced amounts less value added tax.

            DEPRECIATION

            Depreciation is provided to write off the cost, less estimated residual values, of all fixed assets, over their estimated useful lives. It is calculated on a straight line basis at the following annual rates:

                 Freehold buildings            -    1% or 2%
                 Leasehold property and
                 specialised wiring            -    Over the unexpired term of
                                                    the lease
                 Plant and equipment           -    10% or 20%
                 Fixtures and fittings         -    15%
                 Motor vehicles                -    20%

            STOCK

            Stock and work in progress are valued at the lower of cost and net realisable value.

            DEFERRED TAXATION

            Deferred taxation using the liability method is provided in respect of all timing differences to the extent that it is probable that a liability or asset will crystallise.

            LEASES

            Operating lease rentals are charged to the profit and loss account as incurred.

            Assets acquired under finance leases or hire purchase contracts are included in fixed assets. The capital element of future obligations under these agreements is included in creditors and the interest element is charged to the profit and loss account over the life of the agreement.

  CHRYSALIS TELEVISION FACILITIES LIMITED

            PENSION COSTS

            Pensions relating to current and past service are funded by annual contributions to a group pension scheme. Contributions to the scheme are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the company. The contributions are determined by a qualified actuary on the basis of triennial valuations using the projected unit method.

2      ANALYSIS OF TURNOVER BY MARKET

                                                        1993             1992
                                                          L                L
                    United Kingdom                 4,888,844        3,298,377
                    Overseas                          23,115           45,032

                                                   ---------        ---------
                                                   4,911,959        3,343,409

                                                   ---------        ---------
                                                   ---------        ---------

3                   INTEREST PAYABLE
                                                        1993             1992
                                                         L                L
                    Bank loans and overdraft
                     repayable within five years         235           23,089
                    Group undertaking                191,777          369,723
                    Other loans                       10,051           10,051
                    Hire purchase                          -            4,706
                    Finance leases                   116,966           54,314

                                                   ---------        ---------
                                                     319,029          461,883
                                                   ---------        ---------
                                                   ---------        ---------

4      PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
                                                        1993             1992
                    This is arrived at after
                     charging/(crediting):               L                L

                    Depreciation                     921,461          960,914
                    (Profit)/loss on disposal of
                     fixed assets                        644           (2,863)
                    Staff costs (note 5)           1,521,386        1,272,305
                    Auditors' remuneration             8,000           10,046
                    Hire of plant and equipment        8,230            7,297
                    Lease rentals
                           -  plant and equipment     52,931           48,262
                           -  land and buildings     154,000          152,000

                                                   ---------        ---------
                                                   ---------        ---------

Depreciation includes L368,310 (1992 - L165,866) in respect of assets held under finance leases.

  CHRYSALIS TELEVISION FACIITIES LIMITED

5         STAFF COSTS

                                                        1993          1992
             Staff costs (including the
              directors) consist of:                     L             L

             Wages and salaries                    1,357,397     1,143,065
             Social security costs                   147,839       118,377
             Other pension costs                      16,150        10,863

                                                  ----------    ----------
                                                   1,521,386     1,272,305

                                                  ----------    ----------
                                                  ----------    ----------

             The average weekly number of
              employees (including the
              directors) during the year was
              as follows:                             Number        Number

             Production                                   56            51
             Distribution and marketing                   12             6
             Administration and management                 7             9
                                                    --------      --------
                                                          75            66

                                                    --------      --------
                                                    --------      --------

             Directors' emoluments
                Management remuneration and
                 pension contributions               105,205       106,972

                                                  ----------    ----------
                                                  ----------    ----------
             Emoluments (excluding pension
              contributions) of:

             Highest paid director                    54,792        53,603

                                                  ----------    ----------
                                                  ----------    ----------
             The emoluments, excluding pension
              contributions, of the directors
              were within the following ranges:

             L0  -  L5,000                                 3             2
             L35,001  -  L40,000                           -             -
             L40,001  -  L45,000                           1             -
             L45,001  -  L50,000                           -             1
             L50,001  -  L55,000                           1             1

                                                  ----------    ----------
                                                  ----------    ----------

  CHRYSALIS TELEVISION FACILITIES LIMITED

6      TAXATION CREDIT ON LOSS ON ORDINARY ACTIVITIES
                                                         1993         1992
                                                           L            L
           Transfer from deferred taxation                   -     (116,633)

                                                     ----------   ----------
                                                             -     (116,633)

                                                     ----------   ----------
                                                     ----------   ----------

           No tax charge arises in the year, due to the surrender of tax losses from other group companies for no consideration.

7      TANGIBLE FIXED ASSETS

                                                                Fixtures,
                                                                Fittings,
                                            Short              and office
                             Freehold   leasehold   Plant and    computer       Motor
                             property    property   equipment   equipment    vehicles       Total
                                 L           L           L           L          L             L
Cost
   At 1 September 1992      1,217,152     729,719   4,906,764     361,324      49,093   7,264,052
   Additions                        -           -   1,530,648     125,985      19,875   1,676,508
   Disposals                        -           -    (575,387)    (53,490)          -    (628,877)
                           ----------  ----------  ----------  ----------  ----------  ----------
   At 31 August 1993        1,217,152     729,719   5,862,025     433,819      68,968   8,311,683

                           ----------  ----------  ----------  ----------  ----------  ----------
                           ----------  ----------  ----------  ----------  ----------  ----------

Depreciation
   At 1 September 1992        135,909     255,517   2,640,395     114,031      21,153   3,167,005
   On disposals                     -           -    (557,305)    (53,490)          -    (610,795)
   Charge for year             48,432      30,430     746,206      86,243      10,150     921,461

                           ----------  ----------  ----------  ----------  ----------  ----------
   At 31 August 1993          184,341     285,947   2,829,296     146,784      31,303   3,477,671

                           ----------  ----------  ----------  ----------  ----------  ----------
                           ----------  ----------  ----------  ----------  ----------  ----------

Net book value
   At 31 August 1993        1,032,811     443,772   3,032,729     287,035      37,665   4,834,012

                           ----------  ----------  ----------  ----------  ----------  ----------
                           ----------  ----------  ----------  ----------  ----------  ----------
   At 31 August 1992        1,081,243     474,202   2,266,369     247,293      27,940   4,097,047

                           ----------  ----------  ----------  ----------  ----------  ----------
                           ----------  ----------  ----------  ----------  ----------  ----------

          Tangible assets at net book value include L1,076,262 (1992 - L1,126,665) in respect of assets held under hire purchase contracts and finance leases.

          At 31 August 1993 capital expenditure authorised but not contracted in the financial statements amounted to L1,148,000 (1992 - L45,000).

  CHRYSALIS TELEVISION FACILITIES LIMITED

8         INVESTMENTS

          Investments, all of which are unlisted, include L28,876 (1991 - L26,190) for endowment assurance premiums paid in respect of a policy secured on the lives of two former directors, which is charged to secure the mortgage loan referred to in note 12.

9      STOCK

                                                        1993           1992
                                                          L              L
              Tape stock                              74,477         45,111
              Consumables                              5,000          5,000

                                                    --------       --------
                                                      79,477         50,111

                                                    --------       --------
                                                    --------       --------
10     DEBTORS FALLING DUE WITHIN ONE YEAR
                                                        1993           1992
                                                         L              L
              Trade debtors                          913,224      1,060,699
              Amounts owed by group undertakings      41,285        186,939
              Amounts owed by associated
               undertakings                           21,405              -
              Other debtors                          118,085         13,568
              Prepayments and accrued income         131,556        114,957

                                                  ----------     ----------
                                                   1,225,555      1,376,163

                                                  ----------     ----------
                                                  ----------     ----------
11     CREDITORS FALLING DUE WITHIN ONE YEAR
                                                        1993           1992
                                                         L              L
              Bank loans and overdraft                     -        109,279
              Trade creditors                      1,761,765        641,795
              Finance lease creditors                523,870        357,719
              Amounts owed to group undertakings   2,539,647      2,273,971
              Creditors for taxation and social
               security                               34,835        285,892
              Other creditors                         41,140          6,302
              Accruals and deferred income           220,747        654,857

                                                  ----------     ----------
                                                   5,122,004      4,329,815

                                                  ----------     ----------
                                                  ----------     ----------


  CHRYSALIS TELEVISION FACILITIES LIMITED

12   CREDITORS FALLING DUE AFTER MORE THAN ONE YEAR

                                                        1993           1992
                                                          L              L
       Obligations under finance leases              448,742        762,080
       Mortgage loan                                  93,500         93,500
       Accruals and deferred income                   90,800              -

                                                  ----------     ----------
                                                     633,042        855,580

                                                  ----------     ----------
                                                  ----------     ----------
       Amounts falling due after more
        than one year are analysed
        as follows:
                                 1 - 2        2 - 5          Over
                                 years        years       5 Years         Total
                                   L            L            L              L
       Obligations under finance
        leases and hire
        purchase               448,742            -             -       448,742
       Mortgage loan                 -            -        93,500        93,500
       Accruals and deferred
        income                  90,800            -             -        90,800

                              --------     --------      --------      --------
                              --------     --------      --------      --------
13     PROVISION FOR LIABILITIES AND CHARGES

       Deferred taxation at 33%

                            Unprovided     Provided    Unprovided      Provided
                           in accounts  in accounts   in accounts   in accounts
                               L            L            L              L
       Accelerated capital
        allowances                   -            -        73,239       116,633

                              --------     --------      --------      --------
                              --------     --------      --------      --------

14     SHARE CAPITAL

                                                         1993           1992
                                                           L              L

       AUTHORISED, ALLOTTED, CALLED UP AND FULLY PAID
       Ordinary shares of L1 each                     100,000        100,000
       Redeemable ordinary shares of L1 each        1,500,000      1,500,000

                                                  -----------    -----------
                                                    1,600,000      1,600,000

                                                  -----------    -----------
                                                  -----------    -----------

  CHRYSALIS TELEVISION FACILITIES LIMITED

14     SHARE CAPITAL

       The redeemable ordinary L1 shares may be redeemed at three months notice and in any event by 31 December 2020.

15     OPERATING LEASE COMMITMENTS

                                              1993                    1992
                                     Land and       Other    Land and      Other
                                    buildings      assets   buildings     assets
           Leases which expire:         L             L         L            L

           Within 2 to 5 year               -           -           -          -
           Over 5 years               160,000           -     152,000          -
                                    ---------   ---------   ---------  ---------
                                    ---------   ---------   ---------  ---------

       Leases of land and buildings are subject to regular rent reviews.

16     PENSION COSTS

       The UK group operates a defined benefits pension scheme. The assets of the scheme are held separately from those of the group being invested with fund managers. The contributions have been determined by a qualified actuary. The most recent valuation was at 1 July 1991. Further details of the scheme, including details of the latest actuarial valuation, are given in the financial statements of Chrysalis Group PLC, the ultimate parent company.

17     CASH FLOW STATEMENT

       The company is exempt from the requirements of Financial Reporting Standard No 1 (Cash flow statements) as it is a wholly owned subsidiary of Chrysalis Group PLC.

18     ULTIMATE PARENT COMPANY

       At 31 August 1993, the ultimate parent company was Chrysalis Group PLC, a company registered in England and Wales. The accounts of this company may be obtained from The Secretary, Chrysalis Group PLC, The Chrysalis Building, Bramley Road, London, W10 6SP.

CHRYSALIS TELEVISION FACILITIES LIMITED







                          The pages which follow do not

                           form part of the statutory

                       financial statements of the company

  CHRYSALIS TELEVISION FACILITIES LIMITED

Detailed profit and loss
AT 31 AUGUST 1993

                                             1993             1992
                                  L         L         L          L
Turnover
  Editing                               1,015,545              593,518
  Telecine                                 87,545               60,218
  VTR                                   1,223,017              745,499
  Lines                                    51,065              150,764
  Tapes                                   388,452              193,692
  Transmission & studio                 2,023,423            1,487,365
  Graphics                                  5,166                5,528
  General                                 117,746              106,825

                                        ---------            ---------
                                        4,911,959            3,343,409
Cost of sales
  Opening stock                  45,111              23,686
  Purchases                     464,386             267,631
  Transmission costs            244,121             149,980
  Pension costs                   3,450                   -
  Sub-contract                  397,007             257,329
  Wages                       1,134,223             895,097
  Repairs to equipment          131,961             100,276
  Depreciation                  692,284             780,735
  Loss / (profit on disposal of
   fixed asset)                     644              (2,863)

                              ---------           ---------
                              3,113,187           2,471,871

  Less:  closing stock          (74,477)            (45,111)

                              ---------           ---------

                                       (3,038,710)          (2,426,760)

                                        ---------            ---------
  Gross profit                          1,873,249              916,649

  Distribution costs
   (schedule 1)                 473,155             418,205
  Administrative expenses
   (schedule 1)               1,004,901             982,486

                              ---------           ---------

                                       (1,478,056)          (1,400,691)

                                        ---------            ---------
                                          395,193             (484,042)

  Rents receivable               35,615             108,258

                              ---------           ---------
                                           35,615              108,258

                                        ---------            ---------
                                          430,808             (375,784)

  CHRYSALIS TELEVISION FACILITIES LIMITED

Detailed profit and loss
AT 31 AUGUST 1993

                                              1993                 1992
                                       L            L          L          L
Interest payable
   Bank loans and overdrafts           235                  23,089
   Group company                   191,777                 369,723
   Other loan                       10,051                  10,051
   Hire purchase                         -                   4,706
   Lease purchase                  116,966                  54,314

                                 ---------               ---------
                                              (319,029)               (461,883)

                                             ---------               ---------

   Profit/(Loss) on ordinary activities        111,779                (837,667)
                                             ---------               ---------
                                             ---------               ---------

  CHRYSALIS TELEVISION FACILITIES LIMITED

Detailed profit and loss
AT 31 AUGUST 1993

                                                     1993         1992
                                                       L            L

Distribution costs
   Directors' remuneration                         97,955      101,972
   Pension costs                                    7,250        5,000
   Salaries                                       153,211       97,948
   Sales commission                                 6,788        8,015
   Carriage                                        36,458       38,688
   Travel and entertaining                        125,695       75,758
   Motor expenses                                   9,403       12,467
   Depreciation                                     7,350        7,019
   Advertising and marketing                       46,893       52,904
   Discounts allowed                                  152          356
   Bad debts                                      (18,000)      18,078

                                               ----------   ----------
                                                  473,155      418,205

                                               ----------   ----------
                                               ----------   ----------



Administrative expenses

   Corporate charge                                26,000       26,400
   Salaries                                       119,847      158,410
   Pension costs                                    5,450        5,863
   Rent and rates                                 198,827      272,285
   Light and heat                                  88,999       71,925
   Repairs and renewals                            70,475       53,813
   Telephone and pager                             48,328       50,165
   Printing, postage and stationery                24,514       36,390
   Insurance                                       25,481       15,943
   Leasing of equipment                             5,772        7,297
   Motor expenses                                     716          990
   Depreciation and amortisation                  221,827      173,160
   Audit and accountancy                           10,248       10,046
   Legal and professional                          49,556        7,523
   Bank charges                                       415          908
   Cleaning                                        29,020       25,162
   General                                         22,688       16,269
   Security                                        58,441       52,192
   Discount received                               (1,703)      (2,255)

                                               ----------   ----------
                                                1,004,901      982,486

                                               ----------   ----------
                                               ----------   ----------

KPMG Peat Marwick


               --------------------------------------------------
               --------------------------------------------------

                         CHRYSALIS TELEVISION FACILITIES
                                     LIMITED
                           (FORMERLY AIRTV FACILITIES
                                    LIMITED)
                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 AUGUST 1992

                            Registered number 981201

               --------------------------------------------------
               --------------------------------------------------

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)



Directors' report and financial statements


CONTENTS                                             PAGE

Directors' report                                    1-2

Auditors' report                                       3

Profit and loss account                                4

Balance sheet                                          5

Notes                                               6-12

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Directors' report


The directors present their report together with the audited financial statements for the year ended 31 August 1992.

CHANGE OF NAME

The company changed its name from AIRtv Facilities Limited to Chrysalis Television Facilities Limited on 14 February 1992.

PRINCIPAL ACTIVITY, TRADING REVIEW AND FUTURE DEVELOPMENTS

The principal activity of the company is the provision of television facility and transmission services.

The profit and loss account is set out on page 4 and shows the profit for the year after taxation together with the accumulated losses carried forward.

The directors do not recommend the payment of a dividend for the year under review.

SIGNIFICANT CHANGES IN FIXED ASSETS

The principal changes in the company's fixed assets are stated in notes 7 and 8 to the financial statements.

DIRECTORS

The directors of the company during the year were:

CN Spurgeon
GJ Hall
NR Watkins
SR Stephens

At 31 August 1992, NJ Watkins was also a director of the ultimate parent company, Chrysalis Group PLC and his share interests are stated in the directors' report of that company.

No other directors had any interest in any group undertaking except CN Spurgeon and GJ Hall who each had options to acquire 10,000 ordinary 10p shares in Chrysalis Group PLC at 31 August 1991 and 31 August 1992.

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Directors' report (CONTINUED)


AUDITORS

On 16 July 1992 KPMG Peat Marwick were appointed auditors of the company.

In accordance with S386(1) of the Companies Act 1985, an elective resolution has been passed such that KPMG Peat Marwick remain as auditors without the need for annual reappointment.


By order of the board


/s/ CR Potterell
CR POTTERELL
Secretary                                                           London House
                                                                 53-54 Haymarket
                                                                          London
                                                                        SW1Y 4RP


                                                                 15 January 1993

[KPMG Peat Marwick Letterhead]

          PO Box 486
          1 Puddle Dock
          Blackfriars
          London EC4V 3PD



Report of the auditors to the members of Chrysalis Television Facilities Limited
(Formerly AIRtv Facilities Limited)


We have audited the financial statements on pages 4 to 12 in accordance with Auditing Standards.

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31 August 1992 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ KPMG Peat Marwick
KPMG PEAT MARWICK                                                15 January 1993
CHARTERED ACCOUNTANTS
REGISTERED AUDITORS

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Profit and loss account
FOR THE YEAR ENDED 31 AUGUST 1992


                                              Note          1992           1991
                                                              L              L

TURNOVER                                      2        3,343,409      2,185,000
Cost of sales                                         (2,426,760)    (1,865,757)
                                                     -----------    -----------

GROSS PROFIT                                             916,649        319,243
Distribution costs                                      (418,205)      (275,955)
Administrative expenses                                 (982,486)      (782,792)
                                                     -----------    -----------

TRADING LOSS                                            (484,042)      (739,504)
Rent receivable                                          108,258        127,862
Interest payable                              3         (461,883)      (374,252)
                                                     -----------    -----------

LOSS ON ORDINARY ACTIVITIES
 BEFORE TAXATION                              4         (837,667)      (985,894)
Taxation credit on loss on ordinary
 activities                                   6          116,633        242,009
                                                     -----------    -----------

LOSS ON ORDINARY ACTIVITIES
 AFTER TAXATION                                         (721,034)      (743,885)
Accumulated losses brought forward                      (977,641)      (233,756)
                                                     -----------    -----------

ACCUMULATED LOSSES CARRIED FORWARD                    (1,698,675)      (977,641)
                                                     -----------    -----------
                                                     -----------    -----------

The notes on pages 6 to 12 form part of these financial statements.

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Balance sheet
AT 31 AUGUST 1992


                                         NOTE                    1992                          1991
                                                           L              L              L              L
FIXED ASSETS
Tangible assets                             7                     4,097,047                     3,428,997
Investments                                 8                        36,190                        33,504
                                                                -----------                   -----------
                                                                  4,133,237                     3,462,501
CURRENT ASSETS
Stock                                       9         50,111                        23,686
Debtors                                    10      1,376,163                       513,890
Cash at bank and in hand                                 940                           640
                                                 -----------                   -----------
                                                   1,427,214                       538,216
Creditors: Amounts falling
  due within one year                      11     (4,329,815)                   (3,753,624)
                                                 -----------                   -----------
Net current liabilities                                          (2,902,601)                   (3,215,408)
                                                                -----------                   -----------
Total assets less
  current liabilities                                             1,230,636                       247,093
Creditors: Amounts falling
  due after more than one year             12        855,580                       534,370

Provisions for liabilities
  and charges
    Deferred taxation                      13             --                       116,633
                                                 -----------                   -----------
                                                                   (855,580)                     (651,003)
                                                                -----------                   -----------
                                                                    375,056                      (403,910)
                                                                -----------                   -----------
                                                                -----------                   -----------
CAPITAL AND RESERVES
Called up share capital                    14                     1,600,000                       100,000
Share premium account                                               473,731                       473,731
Profit and loss account                                          (1,698,675)                     (977,641)
                                                                -----------                   -----------
                                                                    375,056                      (403,910)
                                                                -----------                   -----------
                                                                -----------                   -----------



The notes on pages 6 to 12 form part of these financial statements.

These financial statements were approved by the board of directors on 15 January 1993 and were signed on its behalf by:


/s/ NR Watkins
NR WATKINS
DIRECTOR

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes
(FORMING PART OF THE FINANCIAL STATEMENTS)


1.   ACCOUNTING POLICIES

     BASIS OF ACCOUNTING

     The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards. The following principal accounting policies have been applied:

     TURNOVER

     Turnover represents sales to customers at invoiced amounts less value added tax.

     DEPRECIATION

     Depreciation is provided to write off the cost, less estimated residual values, of all fixed assets, over their estimated useful lives. It is calculated on a straight line basis at the following annual rates:


     Freehold buildings                           -         1% or 2%
     Leasehold property and specialised wiring    -         Over the unexpired term of the lease
     Plant and equipment                          -         10% or 20%
     Fixtures and fittings                        -         15%
     Motor vehicles                               -         20%



     STOCK

     Stock and work in progress are valued at the lower of cost and net realisable value.

     DEFERRED TAXATION

     Deferred taxation using the liability method is provided in respect of all timing differences to the extent that it is probable that a liability or asset will crystallise.

     LEASES

     Operating lease rentals are charged to the profit and loss account as incurred.

     Assets acquired under finance leases or hire purchase contracts are included in fixed assets. The capital element of future obligations under these agreements is included in creditors and the interest element is charged to the profit and loss account over the life of the agreement.

     PENSION COSTS

     Pension relating to current and past service are funded by annual contributions to a group pension scheme. Contributions to the scheme are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the company. The contributions are determined by a qualified actuary on the basis of triennial valuations using the projected unit method.

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes (CONTINUED)


2.   ANALYSIS OF TURNOVER BY MARKET

                                                            1992           1991
                                                              L              L

United Kingdom                                         3,298,377      2,163,261
Overseas                                                  45,032         21,739
                                                      ----------     ----------
                                                       3,343,409      2,185,000
                                                      ----------     ----------
                                                      ----------     ----------


3.   INTEREST PAYABLE


                                                            1992           1991
                                                              L              L

Bank loans and overdraft repayable within five years      23,089         73,724
Group undertaking                                        369,723        264,515
Other loans                                               10,051         10,051
Hire purchase                                              4,706         14,656
Finance leases                                            54,314         11,306
                                                      ----------     ----------
                                                         461,883        374,252
                                                      ----------     ----------
                                                      ----------     ----------


4.   LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION


                                                            1992           1991
THIS IS ARRIVED AT AFTER CHARGING/(CREDITING):                L              L
Depreciation                                             960,914        850,667
(Profit)/loss on disposal of fixed assets                 (2,863)         1,275
Staff costs (note 5)                                   1,272,305      1,056,431
Auditors' remuneration                                    10,046         10,500
Hire of plant and equipment                                7,297          5,383
Lease rentals - plant and equipment                       48,262          6,748
              - land and buildings                       152,000        152,000
                                                      ----------     ----------
                                                      ----------     ----------



     Depreciation includes L165,866 (1991: L91,729) in respect of assets held under finance leases.

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes (CONTINUED)


5.   STAFF COSTS


                                                            1992           1991
Staff costs (including the directors) consist of:              L              L

Wages and salaries                                     1,143,065        945,040
Social security costs                                    118,377         97,836
Other pension costs                                       10,863         13,555
                                                      ----------     ----------
                                                       1,272,305      1,056,431
                                                      ----------     ----------
                                                      ----------     ----------


The average weekly number of employees (including
 the directors) during the year was as follows:           Number         Number

Production                                                    51             45
Distribution and marketing                                     6              5
Administration and management                                  9             11
                                                      ----------     ----------
                                                              66             61
                                                      ----------     ----------
                                                      ----------     ----------

Directors' emoluments:
Management remuneration and pension contributions        106,972         85,491
                                                      ----------     ----------
                                                      ----------     ----------

Emoluments (excluding pension constributions) of:
Highest paid director                                     53,603         43,506
                                                      ----------     ----------
                                                      ----------     ----------

The emoluments, excluding pension contributions, of the directors were within the following ranges:

L0       -  L5,000                                             2              2
L35,001  -  L40,000                                            -              1
L40,001  -  L45,000                                            -              1
L45,001  -  L50,000                                            1              -
L50,001  -  L55,000                                            1              -
                                                      ----------     ----------
                                                      ----------     ----------


CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes (CONTINUED)

6.   TAXATION CREDIT


                                                            1992           1991
                                                              L              L

UK corporation tax at 33% (1991:33.58%)                        -       (210,605)
Transfer (from)/to deferred taxation                    (116,633)        24,780
Adjustment in respect of prior years                           -        (56,184)
                                                      ----------     ----------
                                                        (116,633)      (242,009)
                                                      ----------     ----------
                                                      ----------     ----------


7.   TANGIBLE FIXED ASSETS


                                                                                 Fixtures,
                                                                                 Fittings,
                                                       Short                    and office
                                     Freehold      leasehold      Plant and       computer          Motor
                                     property       property      equipment      equipment       vehicles          Total
                                         L              L              L              L               L              L

COST
   At 1 September 1991              1,217,152        729,719      5,002,870        212,514         49,093      7,211,348
   Additions                                -              -      1,424,386        221,985              -      1,646,371
   Disposals                                -              -     (1,520,492)       (73,175)             -     (1,593,667)
                                   ----------     ----------     ----------     ----------     ----------     ----------
   At 31 August 1992                1,217,152        729,719      4,906,764        361,324         49,093      7,264,052
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------

DEPRECIATION

   At 1 September 1991                 87,477        225,087      3,317,327        141,126         11,334      3,782,351
   On disposals                             -              -     (1,503,084)       (73,176)             -     (1,576,260)
   Charge for year                     48,432         30,430        826,152         46,081          9,819        960,914
                                   ----------     ----------     ----------     ----------     ----------     ----------
   At 31 August 1992                  135,909        255,517      2,640,395        114,031         21,153      3,167,005
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------

NET BOOK VALUE
   At 31 August 1992                1,081,243        474,202      2,266,369        247,293         27,940      4,097,047
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------

   At 31 August  1991               1,129,675        504,632      1,685,543         71,388         37,759      3,428,997
                                   ----------     ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------     ----------



     Tangible assets at net book value include L1,126,665 (1991: L553,140) in respect of assets held under hire purchase contracts and finance leases.

     At 31 August 1992 capital expenditure authorised but not contracted in the financial statements amounted to L45,000 (1991: LNIL).

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes (CONTINUED)


8.   INVESTMENTS

     Investments, all of which are unlisted include L26,190 (1991: L23,504) for endowment assurance premiums paid in respect of a policy secured on the lives of two former directors, which is charged to secure the mortgage loan referred to in note 12.


9.   STOCK


                                                            1992           1991
                                                              L              L

Tape stock                                                45,111         23,686
Consumables                                                5,000             --
                                                      ----------     ----------
                                                          50,111         23,686
                                                      ----------     ----------
                                                      ----------     ----------


10.  DEBTORS: FALLING DUE WITHIN ONE YEAR


                                                            1992           1991
                                                              L              L

Trade debtors                                          1,060,699        320,683
Amounts owed by group undertakings                       186,939         78,380
Other debtors                                             13,568          1,430
Prepayments and accrued income                           114,957        113,397
                                                      ----------     ----------
                                                       1,376,163        513,890
                                                      ----------     ----------
                                                      ----------     ----------


11.  CREDITORS: FALLING DUE WITHIN ONE YEAR


                                                            1992           1991
                                                              L              L

Bank loans and overdrafts                                109,279        544,508
Trade creditors                                          641,795        307,000
Finance lease creditors                                  357,719        180,348
Amounts owed to group undertakings                     2,273,971      2,554,953
Creditors for taxation and social security               285,892         83,004
Other creditors                                            6,302         38,892
Accruals and deferred income                             654,857         44,919
                                                      ----------     ----------
                                                       4,329,815      3,753,624
                                                      ----------     ----------
                                                      ----------     ----------


CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes (CONTINUED)


12.  CREDITORS FALLING DUE AFTER MORE THAN ONE YEAR


                                                            1992           1991
                                                              L              L

Obligations under finance leases                         762,080        365,870
Bank loan                                                     --         75,000
Mortgage loan                                             93,500         93,500
                                                      ----------     ----------
                                                         855,580        534,370
                                                      ----------     ----------
                                                      ----------     ----------



     Amounts falling due after more than one year are analysed as follows:


                                               1-2            2-5           Over
                                             years          years        5 years          Total
                                                L              L             L               L

Obligations under finance leases
  and hire purchase                        418,649        343,431              -        762,080
Mortgage loan                                    -              -         93,500         93,500
                                        ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------


13.  PROVISIONS FOR LIABILITIES AND CHARGES

     DEFERRED TAXATION AT 33%


                                        Unprovided       Provided     Unprovided       Provided
                                       in accounts    in accounts    in accounts    in accounts
                                              L              L              L              L

Accelerated capital allowances                  --             --         73,239        116,633
                                        ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------


14.  SHARE CAPITAL


                                                            1992           1991
                                                              L              L

AUTHORISED, ALLOTTED, CALLED UP AND FULLY PAID
Ordinary shares of L1 each                               100,000        100,000
Redeemable ordinary shares of L1 each                  1,500,000             --
                                                      ----------     ----------
                                                       1,600,000        100,000
                                                      ----------     ----------
                                                      ----------     ----------


     During the year the company issued 1,500,000 L1 redeemable ordinary shares at par to provide additional working capital.

     The redeemable ordinary L1 shares may be redeemed at three months notice and in any event by 31 December 2020.

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Notes (CONTINUED)


15.  OPERATING LEASE COMMITMENTS


                                                     1992                          1991
                                          Land and          Other       Land and          Other
                                         buildings         assets      buildings         assets
LEASES WHICH EXPIRE:                          L              L              L               L

Within 2 to 5 years                              -              -              -          6,559
Over 5 years                               152,000              -        152,000              -
                                        ----------     ----------     ----------     ----------
                                        ----------     ----------     ----------     ----------



     Leases of land and buildings are subject to regular rent reviews.


16.  CONTINGENT LIABILITY

     The company has given an unlimited guarantee to National Westminster Bank plc in respect of the indebtedness of Chrysalis Group PLC and certain fellow subsidiaries which at 31 August 1992 amounted to Lnil (1991-L2,791,260).


17.  PENSION COSTS

     The UK group operates a defined benefits pension scheme. The assets of the scheme are held separately from those of the group being invested with fund managers. The contributions have been determined by a qualified actuary. The most recent valuation was at 1 July 1991. Further details of the scheme, including details of the latest actuarial valuation, are given in the financial statements of Chrysalis Group PLC, the ultimate parent company.


18.  CASH FLOW STATEMENT



     The company is exempt from the requirements of Financial Reporting Standard No.1 (Cash flow statements) as it is a wholly owned subsidiary of Chrysalis Group PLC.


19.  ULTIMATE PARENT COMPANY

     At 31 August 1992, the ultimate parent company was Chrysalis Group PLC, a company registered in England and Wales. The accounts of this company may be obtained from The Secretary, Chrysalis Group PLC, The Chrysalis Building, Bramley Road, London, W10 6SP.

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)




                         The pages which follow do not
                           form part of the statutory
                       financial statements of the company

CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Detailed profit and loss account
AT 31 AUGUST 1992


                                                            1992                          1991
                                                      L              L              L              L

TURNOVER
   Editing                                                     593,518                       128,931
   Telecine                                                     60,218                        35,739
   VTR                                                         745,499                       484,671
   Lines                                                       150,764                            --
   Tapes                                                       193,692                       134,500
   Transmission & studio                                     1,487,365                     1,343,591
   Graphics                                                      5,528                        11,897
   General                                                     106,825                        45,671
                                                            ----------                    ----------
                                                             3,343,409                     2,185,000
COST OF SALES
   Opening stock                                 23,686                        25,171
   Purchases                                    267,631                       159,953
   Transmission costs                           149,980                        44,157
   Pension costs                                     --                         3,402
   Sub-contract                                 257,329                        97,820
   Wages                                        895,097                       781,122
   Repairs to equipment                         100,276                        69,696
   Depreciation                                 780,735                       706,847
   Profit on disposal of fixed assets            (2,863)                        1,275
                                             ----------                    ----------
                                              2,471,871                     1,889,443

   Less: closing stock                          (45,111)                      (23,686)
                                             ----------                    ----------
                                                            (2,426,760)                   (1,865,757)
                                                            ----------                    ----------

   Gross profit                                                916,649                       319,243

   Distribution costs (schedule 1)              418,205                       275,955
   Administrative expenses (schedule 1)         982,486                       782,792
                                             ----------                    ----------
                                                            (1,400,691)                   (1,058,747)
                                                            ----------                    ----------
                                                              (484,042)                     (739,504)

   Rents receivable                             108,258                       127,862
                                             ----------                    ----------
                                                               108,258                       127,862
                                                            ----------                    ----------
                                                              (375,784)                     (611,642)

INTEREST PAYABLE
   Bank loans and overdrafts                     23,089                        73,724
   Group company                                369,723                       264,515
   Other loan                                    10,051                        10,051
   Hire purchase                                  4,706                        14,656
   Lease purchase                                54,314                        11,306
                                             ----------                    ----------
                                                              (461,883)                     (374,252)
                                                            ----------                     ---------
   Loss on ordinary activities                                (837,667)                     (985,894)
                                                            ----------                    ----------
                                                            ----------                    ----------


CHRYSALIS TELEVISION FACILITIES LIMITED
(FORMERLY AIRTV FACILITIES LIMITED)


Detailed profit and loss
AT 31 AUGUST 1992


                                                            1992           1991
                                                              L              L

DISTRIBUTION COSTS
   Directors' remuneration                               101,972         75,000
   Pension costs                                           5,000          5,120
   Salaries                                               97,948         77,733
   Sales commission                                        8,015              -
   Carriage                                               38,688         18,870
   Travel and entertaining                                75,758         37,662
   Motor expenses                                         12,467          2,591
   Depreciation                                            7,019          7,019
   Advertising and marketing                              52,904         28,463
   Discounts allowed                                         356              -
   Bad debts                                              18,078         23,497
                                                      ----------     ----------
                                                         418,205        275,955
                                                      ----------     ----------
                                                      ----------     ----------

ADMINISTRATIVE EXPENSES
   Corporate charge                                       26,400         24,000
   Salaries                                              158,410        109,021
   Pension costs                                           5,863          5,033
   Rent and rates                                        272,285        213,698
   Light and heat                                         71,925         63,100
   Repairs and renewals                                   53,813         39,764
   Telephone and pager                                    50,165         33,076
   Printing, postage and stationery                       36,390         23,852
   Insurance                                              15,943         22,138
   Leasing of equipment                                    7,297          6,748
   Motor expenses                                            990              -
   Depreciation and amortisation                         173,160        136,801
   Audit and accountancy                                  10,046         10,500
   Legal and professional                                  7,523          5,189
   Bank charges                                              908            296
   Cleaning                                               25,162         23,284
   General                                                16,269         15,203
   Security                                               52,192         51,299
   Discount received                                      (2,255)          (210)
                                                      ----------     ----------
                                                         982,486        782,792
                                                      ----------     ----------
                                                      ----------     ----------

                      CHRYSALIS TELEVISION FACILITIES LTD.
                                  BALANCE SHEET
                              at 28th February 1995
                             (amounts in thousands)

                                                         L                  L
Fixed Assets
   Tangible Fixed Assets                                                  4,734
   Investments                                                               43
                                                                        -------

                                                                          4,777

Current assets
   Stock                                                  59
   Debtors                                             1,334
   Cash at Bank and in Hand                              110
                                                     -------
                                                       1,503


Creditors
   Amounts falling due within one year                (4,789)
                                                     -------
Net Current Liabilities                                                  (3,286)
                                                                        -------

Total Assets less Current Liabilities                                     1,491


Creditors
   Amounts falling due after more than one year                            (359)
                                                                        -------
                                                                          1,132

                                                                        -------
                                                                        -------

Capital and Reserves
   Called up Share Capital                                                1,600
   Share Premium Account                                                    474
   Profit and Loss Reserve                                                 (942)
                                                                        -------
                                                                          1,132

                                                                        -------
                                                                        -------

                      CHRYSALIS TELEVISION FACILITIES LTD.
                             PROFIT AND LOSS ACCOUNT
                            for the six months ended
                               28th February 1995
                             (amounts in thousands)



                                                 28 February        28 February
                                                     1995               1994
                                                 -----------        -----------
                                                       L                  L
Turnover                                               3,319              2,930
Cost of Sales                                         (2,163)            (1,861)
                                                   ---------          ---------

Gross Profit                                           1,156              1,069

Overheads:
Administration                                           243                254
Property                                                 395                336
Sales and Marketing                                      113                117
Other                                                     19                 25
                                                   ---------          ---------

Total Overheads                                          770                732
                                                   ---------          ---------

Trading Profit                                           386                337

Other Income                                             114                 18
                                                   ---------          ---------

Profit before Interest and Taxation                      500                355

Interest                                                 175                163
                                                   ---------          ---------

Profit before Taxation                                   325                192

Taxation                                                   0                  0
                                                   ---------          ---------

Net profit                                               325                192

                                                   ---------          ---------
                                                   ---------          ---------

                             THE TODD-AO CORPORATION

                                    Item 7(b)

                         Pro Forma Financial Information

                           THE TODD-AO CORPORATION AND
                      CHRYSALIS TELEVISION FACILITIES LTD.
              PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)


I.   Balance Sheet as of February 28, 1995

II. Statements of income for the year ended August 31, 1994 and the six months ended February 28, 1995.

III. Footnotes to Financial Statements


     Todd-AO Europe Holding Ltd. (formerly FCB 1120 Ltd.)("Buyer"), a wholly owned United Kingdom subsidiary of Todd-AO Corporation ("Todd-AO") purchased all of the outstanding shares of Chrysalis Television Facilities Ltd. ("CTV")(a U.K. Corporation) for cash and a note on March 16, 1995. Concurrently with the acquisition, buyer advanced and paid on behalf of CTV its intercompany debt with the seller. The following pro forma condensed financial information and explanatory notes are presented to show the pro forma effect of the acquisition of CTV on Todd-AO's historical results of operations. The acquisition is reflected in the pro forma condensed financial information using the purchase method of accounting.

     The Pro Forma Condensed Balance Sheet as of February 28, 1995 assumes the acquisition was consummated on that date. The Pro Forma Condensed Income Statements assume the acquisition was consummated on September 1, 1993 as to the twelve months ended August 31, 1994 and on September 1, 1994 for the six months ended February 28, 1995. Such Pro Forma Condensed Financial Information is not necessarily indicative of the financial position or results of operations as they may be in the future or as they might have been had the acquisition been effected on the assumed dates.

     The Pro Forma Condensed Financial Information should be read in conjunction with the historical financial statements and notes thereto of Todd-AO, the audited historical financial statements and notes thereto of Chrysalis Television Facilities Ltd. filed with this amendment to report, and the notes to the Pro Forma Condensed Financial Information.

                             THE TODD-AO CORPORATION
                  PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                             as of February 28,1995
                             (Dollars in thousands)


                                                               Todd-AO      Chrysalis         Adjustments            Consolidated
                                              Todd-AO (1)      Hold.(2)       TV (3)      Debit         Credit         Pro Forma
                                              -----------      --------     ---------     -----         ------       ------------
ASSETS
- ------
CURRENT ASSETS:
   Cash and cash equivalents                  $   2,711                     $     177                   $     264  [4]     $   2,624
   Marketable securities - at cost                3,367                             0                                          3,367
   Trade receivables - net                        8,524                         1,748                                         10,272
   Intercompany receivables                                  $  3,825                    $   3,313  [4]     7,138  [6]             0
   Inventories                                      484                            93                                            577
   Other                                          1,243                            67                                          1,310

                                              ---------     ---------       ---------    ---------      ---------          ---------
   Total current assets                          16,329         3,825           2,085        3,313          7,402             18,150

INVESTMENTS                                       1,684         5,530               0        4,677  [4]    10,207  [6]         1,684
PROPERTY AND EQUIPMENT - NET                     27,826                         7,667        1,628  [6]
                                                                                               684  [10]                      37,805
OTHER ASSETS                                        433                             0                                            433

                                              ---------     ---------       ---------    ---------      ---------          ---------
TOTAL                                         $  46,272     $   9,355       $   9,752    $  10,302      $  17,609           $ 58,072

                                              ---------     ---------       ---------    ---------      ---------          ---------
                                              ---------     ---------       ---------    ---------      ---------          ---------

                             THE TODD-AO CORPORATION
                  PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                             as of February 28,1995
                (Dollars in thousands, except amounts per share)


                                                            Todd-AO         Chrysalis            Adjustments            Consolidated
                                             Todd-AO (1)    Hold.(2)         TV (3)         Debit         Credit         Pro Forma
                                             -----------    --------        ---------       -----         ------        ------------
LIABILITIES AND SHAREHOLDERS EQUITY
- -----------------------------------
CURRENT LIABILITIES:
   Accounts payable and accrued liabilities   $   5,333                     $     811   $        5 [5]                     $  6,139
   Current maturities of long-term debt             150                         1,331        1,331 [5]                          150
   Capitalized lease obligations - current          629                           647                                         1,276
   Current portion of deferred gain               1,469                             0                                         1,469
   Other                                            471                             0                                           471

                                              ---------     ---------       ---------    ---------      ---------         ---------
   Total current liabilities                      8,052             0           2,788        1,336              0             9,504

INTERCOMPANY DEBT                                               3,313           4,573       11,711 [5][6]   3,825 [5]            (0)
LONG-TERM DEBT                                    1,137         1,364             149                       7,726 [4]        10,376
CAPITALIZED LEASE OBLIGATIONS                       608                           425                                         1,033
DEFERRED COMPENSATION                               520                             0                                           520
DEFERRED GAIN ON
   EQUIPMENT SALE                                 5,631                             0                                         5,631
DEFERRED INCOME TAXES                             1,966                             0                         684 [10]        2,650

SHAREHOLDERS EQUITY:
   Common stock                                   1,851                         3,329        3,329 [6]                        1,851
   Additional capital                            15,070         4,677               0        6,733 [6]      2,096 [5]        15,070
   Unrealized gains on marketable
     securities and long-term investments           277                             0                                           277
   Retained earnings                             11,160                        (1,512)                      1,512 [6]        11,160

                                              ---------     ---------       ---------    ---------      ---------         ---------
   Total shareholders equity                     28,358         4,677           1,817       10,102          3,608            28,358
                                              ---------     ---------       ---------    ---------      ---------         ---------
TOTAL                                         $  46,272     $   9,354       $   9,752    $  23,149      $  15,843         $  58,072

                                              ---------     ---------       ---------    ---------      ---------         ---------
                                              ---------     ---------       ---------    ---------      ---------         ---------

                            THE TODD-AO CORPORATION
                     PRO FORMA CONDENSED STATEMENT OF INCOME
                           For the twelve months ended
                           August 31, 1994 (Unaudited)
                (Dollars in thousands, except amounts per share)

                                                             Todd-AO        Chrysalis             Adjustments          Consolidated
                                            Todd-AO (1)      Hold.(2)         TV (3)          Debit         Credit       Pro Forma
                                            -----------      --------        --------         -----         ------     ------------

REVENUES                                      $  32,892                     $   9,707                                     $  42,599


COST AND EXPENSES
   Operating costs and other expenses            27,021                         6,255                                        33,276
   Depreciation and amortization                  2,603                         2,401    $     326 [10]                       5,330
   Interest                                          24                           538          736 [8]   $    410 [7]           888
   Other                                            443                             0                                           443
                                              ---------     ---------       ---------    ---------      ---------         ---------
   Total costs and expenses                      30,091             0           9,193        1,062            410            39,937

                                              ---------     ---------       ---------    ---------      ---------         ---------
INCOME (LOSS) BEFORE
INCOME TAXES                                      2,801                           514       (1,062)           410             2,662

INCOME TAXES                                      1,022                             0                         240 [9]
                                                                                                              137 [10]          645
                                              ---------     ---------       ---------    ---------      ---------         ---------

INCOME (LOSS) FROM
OPERATIONS                                    $   1,779     $       0       $     514    $  (1,062)     $     787         $   2,017

                                              ---------     ---------       ---------    ---------      ---------         ---------
                                              ---------     ---------       ---------    ---------      ---------         ---------

INCOME PER SHARE                              $    0.24                                                                   $    0.27

                                              ---------                                                                   ---------
                                              ---------                                                                   ---------

AVERAGE SHARES OUTSTANDING                    7,450,616                                                                   7,450,616

                                              ---------                                                                   ---------
                                              ---------                                                                   ---------

                            THE TODD-AO CORPORATION
                     PRO FORMA CONDENSED STATEMENT OF INCOME
                           For the six months ended
                        February 28, 1995 (Unaudited)
                (Dollars in thousands, except amounts per share)

                                                             Todd-AO        Chrysalis           Adjustments             Consolidated
                                             Todd-AO (1)     Hold.(2)         TV (3)        Debit         Credit          Pro Forma
                                             -----------     --------       ---------       -----         ------        ------------
REVENUES                                      $  18,835                     $   5,357                                     $  24,192


COST AND EXPENSES
   Operating costs and other expenses            16,533                         3,375                                        19,908
   Depreciation and amortization                  1,570                         1,334    $     163 [10]                       3,067
   Equipment lease expense - net                    149                             0                                           149
   Interest                                         100                           281          368 [8]   $    211 [7]           538
   Other                                            157                          (154)                                            3

                                              ---------     ---------       ---------    ---------      ---------         ---------
   Total costs and expenses                      18,509             0           4,836          531            211            23,665

                                              ---------     ---------       ---------    ---------      ---------         ---------


INCOME (LOSS) BEFORE
INCOME TAXES                                        326                           522         (531)           211               528

INCOME TAXES                                         36                             0                         120 [9]
                                                                                                               69 [10]         (153)
                                              ---------     ---------       ---------    ---------      ---------         ---------


INCOME (LOSS) FROM
OPERATIONS                                    $     290     $       0       $     522    $    (531)     $     400         $     681

                                              ---------     ---------       ---------    ---------      ---------         ---------
                                              ---------     ---------       ---------    ---------      ---------         ---------

INCOME PER SHARE                              $    0.04                                                                    $   0.09

                                              ---------                                                                   ---------
                                              ---------                                                                   ---------

AVERAGE SHARES OUTSTANDING                    7,586,673                                                                   7,586,673

                                              ---------                                                                   ---------
                                              ---------                                                                   ---------

                             THE TODD-AO CORPORATION
          NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)



[1] Condensed from audited financial statements included in the Todd-AO Corporation Annual Report on Form 10-K for the year ended August 31, 1994.

[2] Acquisition entries for UK Holding Corp. formed for purpose of acquiring Chrysalis Television Facilities (CTV) and other European acquisitions.

[3] Condensed from unaudited financial statements for the six months ended February 28, 1995 and from audited financial statements for the year ended August 31, 1994 for CTV (English pounds sterling converted to dollars using exchange rate of $1.605).

[4] To record bank borrowings and cash used to acquire the entire issued share capital of CTV as if the transaction were effected on February 28, 1995.

[5] To record payment of intercompany debt to seller; payment of long-term note plus interest to Bank of Scotland; and contribution of portion of new intercompany debt to capital.

[6] Elimination of intercompany receivables and payables and investment in Todd-AO Europe Holding Ltd. and CTV. Recognition of Excess Purchase Price arising from acquisition.

[7] To eliminate interest expense on intercompany debt and interest expense on Bank of Scotland note.

[8] To adjust interest on borrowings from Company's institutional lender for purchase of CTV ($7,726 @ 1 1/2% above Libor - est. 7 3/4%) and for note due to seller ($1,364 @ 1 1/2% above prime rate of Westminster Bank, London
     - est. 10%).

[9] To adjust income taxes for interest expense related to borrowing in the U.S. U.K. income not subject to income tax due to carryover tax credits.

[10] To set up deferred income tax liability as a result of no tax benefit arising from Excess Purchase Price. To record depreciation expense and deferred income tax expense on Excess Purchase Price.